UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	May 3, 2019 (May 2, 2019)

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York 14831

(Address of principal executive offices, and zip code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLW	New York Stock Exchange (NYSE)

Item 5.07. Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of Corning Incorporated (the “Company”) was held in Corning, New York, on May 2, 2019, to vote on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal 1. Election of Directors. The following Directors were elected by the affirmative vote of a majority of the votes cast:

Name	Votes For	%	Votes Against	%	Abstain	Broker Non-Votes

Donald W. Blair	540,228,124	99.6	2,150,296	0.4	1,042,560	143,630,454
Leslie A. Brun	530,766,230	97.9	11,626,593	2.1	1,028,157	143,630,454
Stephanie A. Burns	540,241,018	99.6	2,213,385	0.4	966,577	143,630,454
John A. Canning, Jr.	537,587,221	99.1	4,753,737	0.9	1,080,022	143,630,454
Richard T. Clark	537,731,187	99.1	4,640,785	0.9	1,049,008	143,630,454
Robert F. Cummings, Jr.	531,935,713	98.1	10,416,532	1.9	1,068,735	143,630,454
Deborah A. Henretta	537,357,459	99.1	5,076,446	0.9	987,075	143,630,454
Daniel P. Huttenlocher	540,164,325	99.6	2,161,770	0.4	1,094,885	143,630,454
Kurt M. Landgraf	530,838,296	97.9	11,448,793	2.1	1,133,891	143,630,454
Kevin J. Martin	538,079,017	99.2	4,235,164	0.8	1,106,799	143,630,454
Deborah D. Rieman	525,416,306	96.9	17,020,214	3.1	984,460	143,630,454
Hansel E. Tookes II	520,774,868	96.0	21,568,676	4.0	1,077,436	143,630,454
Wendell P. Weeks	515,181,689	95.1	26,339,864	4.9	1,899,427	143,630,454
Mark S. Wrighton	539,243,098	99.4	3,123,638	0.6	1,054,244	143,630,454

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal 2. Advisory Vote to Approve the Company’s Executive Compensation (“Say on Pay”):

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes

508,186,447	94.1	32,052,148	5.9	3,182,385	143,630,454

Proposal 3. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ended December 31, 2019:

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes

662,332,840	96.6	23,048,185	3.4	1,670,409	0

Proposal 4. Approval of the 2019 Equity Plan for Non-Employee Directors:

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes

517,088,530	95.7	23,280,636	4.3	3,051,814	143,630,454

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2019	CORNING INCORPORATED

	By:	/s/ Linda E. Jolly
Linda E. Jolly
Vice President and Corporate Secretary